UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2025

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 15, 2025 at 4:05 p.m., New York City time (the “Effective Time”), Liberty Media Corporation (the “Company”) completed its previously announced split-off (the “Split-Off”) of its former wholly owned subsidiary Liberty Live Holdings, Inc. (“Liberty Live Holdings”).

The Split-Off was accomplished by a redemption by the Company of each outstanding share of its Liberty Live common stock, par value $0.01 per share, in exchange for one share of the corresponding series of Liberty Live Group common stock, par value $0.01 per share, of Liberty Live Holdings. As a result of the Split-Off, Liberty Live Holdings is now an independent, publicly traded company and its businesses, assets and liabilities consist of those businesses, assets and liabilities previously attributed to the Company’s Liberty Live Group as of immediately prior to the Split-Off.

In connection with the Split-Off, the following agreements were entered into by the Company (the “Split-Off Agreements”):

•	the Reorganization Agreement, dated as of December 14, 2025, by and between the Company and Liberty Live Holdings, which provides for, among other things, the principal corporate transactions required to effect the Split-Off, certain conditions to the Split-Off and provisions governing the relationship between the Company and Liberty Live Holdings with respect to and resulting from the Split-Off;
•	the Tax Sharing Agreement, dated as of December 15, 2025, by and between the Company and Liberty Live Holdings, which governs the allocation of taxes, tax benefits, tax items and tax-related losses between the Company and Liberty Live Holdings;
•	the Services Agreement, dated as of December 15, 2025, by and between the Company and Liberty Live Holdings, which governs the provision by the Company to Liberty Live Holdings of specified services and benefits following the Split-Off;
•	the Facilities Sharing Agreement, dated as of December 15, 2025, by and among the Company, Liberty Live Holdings, Liberty Property Holdings, Inc. (a subsidiary of the Company), Liberty Tower, Inc. (a subsidiary of the Company) and Liberty Centennial Holdings, Inc. (a subsidiary of the Company), pursuant to which, among other things, Liberty Live Holdings will share office facilities with the Company located at 12300 Liberty Boulevard, Englewood, Colorado; and
•	the Aircraft Time Sharing Agreement, dated as of December 15, 2025, by and between the Company and Liberty Live Holdings, which governs the lease by the Company of its aircraft to Liberty Live Holdings and the provision of a fully qualified flight crew for all operations on a periodic, non-exclusive time sharing basis.

In addition to the Split-Off Agreements and in connection with the Split-Off, the Company also entered into that certain New Holder Assignment and Assumption Agreement, dated as of December 15, 2025, with Liberty Live Holdings and Live Nation Entertainment, Inc. (“Live Nation”) (the “New Holder Assignment and Assumption Agreement”), which provides for the Company’s assignment and transfer of, and the assumption by Liberty Live Holdings of, the Company’s rights, benefits, liabilities and obligations under that certain Stockholder Agreement, dated as of February 10, 2009, by and among Live Nation, the Company and certain other parties thereto. Further, in connection with the New Holder Assignment and Assumption Agreement, the Company also entered into that certain Assignment and Assumption Agreement, dated as of December 15, 2025, with Liberty Live Holdings and Live Nation, which provides for the Company’s assignment and transfer of, and the assumption by Liberty Live Holdings of, the Company’s rights, benefits, liabilities and obligations under that certain Registration Rights Agreement, dated as of January 25, 2010, by and among Live Nation, the Company and certain other parties thereto.

The section of the Company’s definitive proxy statement filed on November 4, 2025 with the Securities and Exchange Commission, entitled “Certain Relationships and Related Party Transactions—Agreements Relating to the Split-Off,” which describes the material terms of the Split-Off Agreements, is incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Split-Off Agreements and New Holder Assignment and Assumption Agreement, which are filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 15, 2025, the Company notified Nasdaq of the completion of the Split-Off and requested that its Liberty Live common stock, which traded under the symbols “LLYVA” and “LLYVK”, be delisted from Nasdaq effective on December 15, 2025 following the Effective Time. The Company also requested that Nasdaq file a notification of removal from listing and/or registration of the Company’s Liberty Live common stock on Form 25 under Section 12(b) of the Securities and Exchange Act of 1934, as amended, with the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

On December 15, 2025, the Company and Liberty Live issued a joint press release announcing the completion of the Split-Off. The full text of the press release is filed as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 8.01. Other Events.

As previously disclosed in the Company’s Current Report on Form 8-K filed on December 8, 2025 with the Securities and Exchange Commission, at approximately 8:00 a.m., New York City time, on December 15, 2025, the Company completed the reattribution of certain assets and liabilities between the Formula One Group and the Liberty Live Group.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Split-Off constituted a significant disposition and as a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial statements in accordance with Article 11 of Regulation S-X.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2025 (unaudited).
•	Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2025 (unaudited).
•	Pro Forma Consolidated Statement of Operations for the year ended December 31, 2024 (unaudited).

(d) Exhibits.

Exhibit No.	Description

2.1	Reorganization Agreement, dated as of December 14, 2025, by and between Liberty Media Corporation and Liberty Live Holdings, Inc.
10.1	Tax Sharing Agreement, dated as of December 15, 2025, by and between Liberty Media Corporation and Liberty Live Holdings, Inc.
10.2	Services Agreement, dated as of December 15, 2025, by and between Liberty Media Corporation and Liberty Live Holdings, Inc.
10.3	Facilities Sharing Agreement, dated as of December 15, 2025, by and among Liberty Media Corporation, Liberty Live Holdings, Inc., Liberty Property Holdings, Inc., Liberty Tower, Inc. and Liberty Centennial Holdings, Inc.
10.4	Aircraft Time Sharing Agreement, dated as of December 15, 2025, by and between Liberty Media Corporation and Liberty Live Holdings, Inc.
10.5	New Holder Assignment and Assumption Agreement, dated as of December 15, 2025, by and among Liberty Media Corporation, Liberty Live Holdings, Inc. and Live Nation Entertainment, Inc.
99.1	Joint Press Release, dated December 15, 2025
99.2	Pro Forma Condensed Consolidated Financial Statements (unaudited)
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2025

LIBERTY MEDIA CORPORATION

By:	/s/ Brittany A. Uthoff
	Name:	Brittany A. Uthoff
	Title:	Vice President and Assistant Secretary